UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2022

HILL INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33961	20-0953973

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, 17th Floor Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 309-7700

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	HIL	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 30, 2022, (i) Hill International, Inc. (the “Company”) entered into an Amendment No. 3 (the “U.S. Amendment No. 3”) to Third Amendment Agreement and Waiver to Credit Agreement dated as of March 31, 2022, as amended pursuant to the Amendment No. 1 to Third Amendment Agreement and Waiver to Credit Agreement, dated as of April 15, 2022 (the “U.S. Amendment No. 1”) and the Amendment No. 2 to Third Amendment Agreement and Waiver to Credit Agreement, dated as of June 21, 2022 (the “U.S. Amendment No. 2”) (as so amended, the “U.S. Third Amendment Agreement”), with Société Générale, as administrative agent, collateral agent and letter of credit issuer, and each of the lenders thereunder, and certain subsidiaries of the Company amending certain provisions of the U.S. Third Amendment Agreement, which U.S. Third Amendment Agreement previously amended the U.S. Credit Agreement, dated as of September 26, 2014, among the Company, as borrower, Société Générale, as administrative agent and collateral agent, the other lenders party thereto, and certain subsidiaries of the Company (as amended by the First Amendment Agreement dated as of December 23, 2014, and the Second Amendment Agreement dated as of May 5, 2017, the “Original U.S. Credit Agreement”), and (ii) the Company’s wholly owned subsidiary, Hill International N.V. (“Hill N.V.”), entered into an Amendment No. 3 (the “International Amendment No. 3” and, together with the U.S. Amendment No. 3, the “Amendments No. 3”) to Third Amendment Agreement and Waiver to Credit Agreement dated as of March 31, 2022, as amended pursuant to the Amendment No. 1 to Third Amendment Agreement and Waiver to Credit Agreement, dated as of April 15, 2022 (the “International Amendment No. 1” and, together with the U.S. Amendment No. 1, the “Amendments No. 1”) and the Amendment No. 2 to Third Amendment Agreement and Waiver to Credit Agreement, dated as of June 21, 2022 (the “International Amendment No. 2” and, together with the U.S. Amendment No. 2, the “Amendments No. 2”) (as so amended, the “International Third Amendment Agreement” and, together with the U.S. Third Amendment Agreement, the “Third Amendment Agreements”), with Société Générale, as administrative agent, collateral agent and letter of credit issuer, and each of the lenders thereunder, and certain subsidiaries of the Company, amending certain provisions of the International Third Amendment Agreement, which International Third Amendment Agreement previously amended the International Credit Agreement, dated as of September 26, 2014, among Hill N.V., as borrower, Société Générale, as administrative agent and collateral agent, the other lenders party thereto, and certain subsidiaries of Hill N.V. (as amended by the First Amendment Agreement dated as of December 23, 2014, and the Second Amendment Agreement dated as of May 5, 2017, the “Original International Credit Agreement” and, together with the Original U.S. Credit Agreement, the “Original Credit Agreements”). The Amendments No. 3 amend certain provisions of the Third Amendment Agreements in light of the Company’s entry into the Amended and Restated Agreement and Plan of Merger, dated as of August 26, 2022 (as amended from time to time, the “Merger Agreement”), with Global Infrastructure Solutions Inc. (“GISI”) and Liberty Acquisition Sub Inc. (the “Merger Sub”), pursuant to which the Merger Sub will merge with and into the Company, the “Merger”) and the Company will become a wholly owned subsidiary of GISI, subject to the terms and conditions set forth in the Merger Agreement. Below is a summary of the material terms of the Amendments No. 3:

•	The Amendments No. 3 extend to December 31, 2022 (the “Outside Date”) the deadline by which the Company shall consummate a transaction (the “Transaction”) for either the sale of substantially all of the assets or equity interests of the Company or the refinancing of (i) the U.S. revolving credit facility (the “U.S. Revolver”) and international revolving credit facility (the “International Revolver” and together with the U.S. Revolver, the “Revolving Credit Facilities”) established under the Original Credit Agreements, and (ii) the U.S. term loan facility (the “Term Loan Facility” and together with the U.S. Revolver, the “U.S. Credit Facilities” and together with the Revolving Credit Facilities, the “Secured Credit Facilities”) established under the Original U.S. Credit Agreement. The Outside Date shall be further extended to January 31, 2023 if, as of December 31, 2022, the Company certifies to the administrative agent in writing that the only conditions to the obligations of the parties to the Merger Agreement to consummate the Merger that have not been satisfied or are incapable of being satisfied waived, or are incapable of being satisfied or waived, on or as of December 31, 2022 are the expiration or termination of the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and/or the parties’ obtaining required authorizations or consents under foreign antitrust or competition laws.

2

•	The Amendments No. 3 further provide that:

o	If the Merger is not consummated and the Secured Credit Facilities are not repaid in full on or before the Outside Date as a result of the termination of the Merger Agreement and the abandonment of the Merger by GISI in accordance with certain specified termination provisions of the Merger Agreement, then the interest rates under the Secured Credit Facilities will increase by 2.00% per annum and the letter of credit fees under the U.S. credit agreement will also increase by 2.00%. In addition, the Company will be obligated to retain a chief restructuring officer acceptable to the lenders by no later than 15 business days after the earlier of such termination and abandonment of the Merger and the Outside Date.

o	If the Merger is not consummated and the Secured Credit Facilities are not repaid in full on or before the Outside Date as a result of the termination of the Merger Agreement and the abandonment of the Merger by the Company in accordance with certain specified termination provisions of the Merger Agreement (the date of such termination and abandonment, the “Termination Date”), then the Company will be obligated to comply with certain milestones to consummate a refinancing transaction and repay the outstanding Secured Credit Facilities in full with the proceeds thereof on or before May 5, 2023.

•	The Amendments No. 3 provide that the aggregate amount of the Revolving Credit Facilities will automatically and permanently be reduced by an amount equal to (i) $500,000 on each of September 30, 2022, October 31, 2022 and November 30, 2022 and (ii) $3,000,000 on December 31, 2022.

•	The U.S. Amendment No. 3 requires the Company, on the earlier of the date the U.S. Credit Facilities are repaid in full and the Outside Date, to pay to the administrative agent for the account of the lenders, a waiver fee payable to each lender equal to (i) in the case of a term loan lender, 0.50% of the outstanding principal amount of such lender’s term loans, and (ii) in the case of a U.S. revolving credit lender, such lender’s U.S. revolving credit commitments.

The Amendments No. 1 and Amendments No. 2 previously amended the Third Amendment Agreements then-in effect at the time of such amendments to, among other things, provide the Company with additional flexibility to meet certain specified milestones regarding the Transaction and included waivers and consents with respect to certain actions of the Company.

As of September 30, 2022, the Company and its subsidiaries have aggregate borrowings outstanding of approximately $28,425,000 under the Term Loan Facility, $23,303,322 under the U.S. Revolver and €4,990,000 under the International Revolver.

The Amendments No. 3 also contain customary representations and warranties.

In accordance with applicable rules, the foregoing descriptions of the Amendments No. 3 constitute a brief description of the terms and conditions of such amendments that are material to the Company. The Amendments No. 3 will be attached as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022.

Item 2.03 Creation of a Direct Financial Obligation or Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL INTERNATIONAL, INC.

	By:	/s/ William H. Dengler, Jr.
	Name:	William H. Dengler, Jr.
October 6, 2022	Title:	Executive Vice President and Chief Administrative Officer

4